© 2018 Schweitzer-Mauduit International, Inc. Confidential SWM INVESTOR PRESENTATION February 2018

© 2018 Schweitzer-Mauduit International, Inc. Confidential 2 Forward Looking Statements, Non- GAAP Disclosure, & Definitions This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws that are subject to the safe harbor created by such laws and other legal protections. Caution should be taken not to place undue reliance on any such forward-looking statements because actual results may differ materially from the results suggested by these statements. These forward-looking statements are made only as of the date of this presentation. We undertake no obligation, except as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Part I, “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K for the period ended December 31, 2016 and those described from time to time in our periodic and other reports filed with the Securities and Exchange Commission Certain financial measures and comments contained in this presentation are “non- GAAP” financial measures, specifically measures which exclude one or more of the following: restructuring and impairment expenses, depreciation and amortization, interest expense, tax provision (benefit), capital spending, capitalized software expenditures, purchase accounting adjustments, and tax valuation adjustments. We believe that investors’ understanding is enhanced by disclosing these non-GAAP financial measures as a reasonable basis for comparison of our ongoing results of operations. All non-GAAP (Adjusted) figures are reconciled to closest GAAP measure in the appendix. All financial metrics are presented on a continuing operations basis unless noted otherwise; all per share metrics are on a diluted basis The following terms/abbreviations are used throughout the presentation and are defined as follows: EP - Engineered Papers segment, AMS - Advanced Materials & Structures segment, OCF – operating cash flow, FCF - free cash flow, OP - operating profit, EBITDA - earnings before interest taxes depreciation and amortization, LIP - low ignition propensity, RTL - reconstituted tobacco leaf, W&B - wrapper and binder, RO - reverse osmosis, TPU - thermoplastic polyurethane

© 2018 Schweitzer-Mauduit International, Inc. Confidential 3 Overview Engineered Papers (EP) Advanced Materials & Structures (AMS) Financial Overview, Outlook

© 2018 Schweitzer-Mauduit International, Inc. Confidential 4 A Specialty Materials Company Delivering high performance critical components for demanding applications GROWING ADVANCED MATERIALS & STRUCTURES SEGMENT • GDP+ organic sales growth in diversified end-markets • Margin expansion from synergies and integration • Platform for future acquisitions MATURE HIGH MARGIN ENGINEERED PAPERS SEGMENT • Tobacco industry concentration • Attractive margins and cash flow, focus on costs and market share STRONG CASH FLOW & ATTRACTIVE DIVIDEND • $131 million OCF, $90 million of FCF • Track record for dividend growth • Balanced capital allocation: M&A, internal investments, and dividends 2017 Financial Highlights Sales: $982 million AMS 44% EP 56% GAAP OP: $125 million 12.7% margin (1) Adjusted measures are non-GAAP and are reconciled to GAAP measures in the appendix of this presentation Increased dividend/share to $1.72 Adjusted OP (1): $157 million 16.0% margin Two segments with common underlying theme…technical expertise, customer collaboration, and operational excellence driving value

© 2018 Schweitzer-Mauduit International, Inc. Confidential 5 SWM legacy attributes and strengths are foundations of AMS platform, but now deployed in multiple growth markets Strategic Transformation Creating A Growth Platform Synergistic acquisitions created a diversified and scaled growth platform $127 $180 $281 $433 13.3% 13.3% 15.2% 17.5% 10% 12% 14% 16% 18% 20% $0 $100 $200 $300 $400 $500 2014 2015 2016 2017 Sales ($mm) Adj. Operating MarginCustomized Value-Add Solutions Customer Collaboration Operational Excellence Technical Expertise Niche Application Leadership Global Assets Critical Components Target Strategic Rationale DelStar 4Q:13 • Filtration, medical, industrial markets • Leader in water filtration application • U.S. centric, international opportunity • Margin expansion through OE • Established resin extrusion technology 2 Bolt-ons 4Q:14 • Bolstered medical and filtration Argotec 4Q:15 • Transportation, medical, industrial markets • Leader in surface protection specialty films • Added new resin extrusion technologies • U.S. centric, international opportunity Conwed 1Q:17 • Infrastructure/construction, industrial, filtration markets • $10 million synergy plan - site closure, SG&A, resin purchasing • Leader in erosion/sediment control applications • U.S. centric, international opportunity AMS Segment Financials (1) Adjusted measures are non-GAAP and are reconciled to GAAP measures in the appendix of this presentation (1)

© 2018 Schweitzer-Mauduit International, Inc. Confidential 6 Investment Highlights Transforming Enterprise With An Attractive Dividend An under-followed transformation to a diversified specialty materials growth business with strong free cash flow and attractive dividend Under-Followed Strategic Transformation • Cigarette paper  diversified specialty materials Total non-tobacco related sales increased from under 10% in 2013 to over 50% • Repositioned for growth in 2018 and beyond • Opportunity for increased Street awareness Balanced Capital Allocation Leadership In Valued-Add Technologies, Operational Excellence Balance Sheet & Cash Flow Strength • Unique technical capabilities support profitability, customer relationships • AMS in high-growth areas, typically leading shares • Robust Operational Excellence program to drive efficiencies • Net debt / EBITDA 3x at year-end 2017 • Absent acquisitions, continued debt reduction • 2017 Free cash flow of $90 million • Continued focus on growing AMS through acquisitions • Steadily increasing dividend, raised to $1.72 rate in 2017 • Ample FCF to fund organic growth investments

© 2018 Schweitzer-Mauduit International, Inc. Confidential 7 Overview Engineered Papers (EP) Advanced Materials & Structures (AMS) Financial Overview, Outlook

© 2018 Schweitzer-Mauduit International, Inc. Confidential 8 AMS: Scaled & Diverse Growth Platform Providing customers unique engineered materials with critical performance features that add value far exceeding their cost. Sustaining strong competitive positions in high growth specialty applications GDP+ sales growth prospects and margin expansion opportunities Infrastructure & Construction Transportation 5% - 7% growth* 3% - 4% growth* 5% - 7% growth* GDP growth* * long-term expected growth of end-market/application GDP growth* Medical Industrial Filtration 2017 AMS Financial Highlights(1) - Conwed acquisition: accretive, synergistic - Sales: $433 million, up 54% - Organic Sales Growth: 4% - Adjusted OP: $76 million - Adjusted OP margin: 17.5%, up 230 basis points 2017 acquisition increased scale  synergy and growth opportunities 2017 Sales by End-Market (1) Adjusted measures are non-GAAP and are reconciled to GAAP measures in the appendix of this presentation - Leading competitive positions in many growing niche applications and expanding end-markets - Strong technical expertise in resin extrusion for specialty nets and films - Collaborative customer relationships, co-development, customization - Global operations to match blue chip customers’ global needs - Focal area for internal growth investments and potential M&A

# Key Technologies

## *Precision Engineered To Meet Customer Demands*

**Designed to spec…thickness, clarity, durability, UV resistance, flow-through, water resistance, strength, breathability, puncture resistance, heat tolerance**

### Netting

- Typical resins: polypropylene, polyethylene
- Spacer in RO filtration devices
- Pleat support in filtration cartridges
- Blankets and socks for erosion/sediment control
- Protective pipeline casings for oil & gas
- Food packaging






### Film

- TPU specialty resins deliver unique performance attributes
- Surface protection and glass lamination
- Finger bandages and woundcare
- Specialty textiles/apparel
- Architectural glass





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© 2018 Schweitzer-Mauduit International, Inc. Confidential 10 Filtration Increasing Demand For Cleaner, Purer… Fuel, hydraulic liquids, solvents, and air require high performance filtration across various markets; long-term industrial filtration growth ≈ 6%* • Filters for heavy equipment in oil/gas/mining industries • Semiconductor manufacturing, auto/aerospace OEMs • Emission regulations, growing environmental concerns, and demand for higher-quality products to reduce impurities and improve efficiency * Sources: Research and Markets, Markets and Markets Filtration – Process 5% – 7% expected long-term filtration growth; recurring revenue model SWM has strong share in several key water filtration products used in reverse osmosis desalination plants; long-term RO growth ≈ 7%* • Global water shortages remains a long-term trend • Asia Pacific and Middle East Industrialization expected to lead global RO demand given populations’ needs for clean water • ≈ 5 year replacement cycle • High technical requirements to deliver pressure/temperature tolerance and flow characteristics at minimum thickness Filtration – Water De-salted water Feed Spacer Netting Perforated Collection Tube

© 2018 Schweitzer-Mauduit International, Inc. Confidential 11 Infrastructure & Construction Increasing Needs For Erosion/Sediment Control Leader in erosion/sediment control applications for highway development and oil & gas industry • Erosion control “blankets” used in highway development; recent strong growth, further infrastructure spending supports outlook • Technical leadership at delivering high strength yet ultra- lightweight netting • Filled “socks” for high performance barriers used in oil & gas site development (i.e., Marcellus Shale), significant adoption potential • Opportunity in handling stormwater to mitigate environmental risks Niche flooring and other home construction products; glass films for commercial buildings • Carpet cushion support netting for residential construction • Netting for sod roll backing to drive production efficiencies; driven by residential construction and landscaping • Other netting applications: house wraps, materials protection • Films for laminated/reinforced glass in global high-rise construction, ballistic resistant, and privacy glass 3% – 4% expected long-term growth; U.S infrastructure and construction play Construction Infrastructure

# Transportation
## *Global Expansion Of Surface Protection Films*

**5% – 7% expected long-term growth in niche applications; strength in Asia**

### Transportation – Auto Paint Protection

**Increasing paint protection adoption in Asia driving strong recent growth**

- Aftermarket automotive customers; penetration relatively low at ≈5% in US
- New Asian distribution channels cross-selling to a rising middle class seeking to protect their personal auto investment
- Technical leadership in TPU film technology with best-in-class quality to deliver ultra-clear, defect free, installer-friendly material





### Transportation – Lamination & Graphics

**Stable growth in security glass for military applications; emerging demand for automotive glass protection films**

- Highly durable products for ballistic resistant glass and other high impact applications, aerospace glass
- Auto cabin safety applications to reinforce glass, alter lighting
- Industry leader in both TPU and EVA (ethylene vinyl acetate); films are interlayer between glass sheets
- Printed films for vehicle graphics/marketing






© 2018 Schweitzer-Mauduit International, Inc. Confidential

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# Industrial & Medical

## *Innovative Solutions Using Core AMS Technologies*

**Core film and netting capabilities applied in various niche applications to meet unique performance requirements; GDP growth**

- Finger bandages
- Advanced woundcare
- Facemasks/gowns
- Pipeline protection
- Wind turbine blades
- Food packaging
- Performance textiles
- Wipes
- Parts protection


Introducing the BIGGEST THING to happen under a bandage!
NEW!
QUILTVENT TECHNOLOGY










© 2018 Schweitzer-Mauduit International, Inc. Confidential

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© 2018 Schweitzer-Mauduit International, Inc. Confidential 14 Overview Engineered Papers (EP) Advanced Materials & Structures (AMS) Financial Overview, Outlook

# EP: Mature High Margin Cash Generator

SWM
engineered for tomorrow

## Cost reductions and new products could help offset tobacco headwinds

**Maximizing cash flow through manufacturing efficiencies and cost reductions, sales mix management, and selective growth investments in innovative new products**

- Patented LIP paper a key profit driver; fire safety product
- Reconstituted tobacco ("Recon") another key profit driver
- Influenced by US/EU (15%* of global demand) smoking attrition, historically ≈ 3%*
- Opportunity to further ramp up HnB sales and expand non-tobacco papers
- Cigarette papers highly engineered to spec…air flow, burn rate, taste
- Paper and Recon JVs in China (44%* of global demand)
  JVs not included in EP segment

2017 Sales by Product



Non-Tobacco Papers ≈10%
Reconstituted Tobacco ≈ 25%
LIP & Other Cigarette Papers ≈ 65%

- *LIP over half of all cigarette paper sales*
- *Traditional RTL large majority of total Recon*

2017 EP Financial Highlights(1)

- **Sales: $549 million, down 2%**
- **Volume down 3%**
- **Price/Mix neutral**
- **Adjusted OP: $121 million**
- **Adjusted OP margin: 22.1%**
- **Initial sales ramp-up of Heat-not-Burn**

**Stabilizing EP segment profits supports improving outlook**

* Source: Company filings, Euromonitor, management estimates
(1) Adjusted measures are non-GAAP and are reconciled to GAAP measures in the appendix of this presentation

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# Cigarette Papers
## *Leadership In Overall Category, Key LIP Technology*

SWM
engineered for tomorrow

**SWM has strong share and good margins in LIP specialty product line**

### SWM a global LIP leader

- SWM has vast majority share in North America…
- …40%+ share in EU with another 40%+ under license/royalty with competitors

### LIP a premium product in paper portfolio

- LIP price compression through product life cycle, still good margins
- SWM has delivered solid long-term share performance

### Extensive Patent Portfolio

- Royalty income from top competitor ends in 2022 when key LIP patents expire
- Successful patent litigation in 2017

### LIP is 100% mandated in U.S. and EU

- Adoption in 2010 – 2011
- ~16% of global consumption under LIP regulation
- Opportunities driven by government regulation, no imminent adoptions expected





LIP "bands" restrict air flow, causing self-extinguishment if not actively smoked…fire safety feature





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© 2018 Schweitzer-Mauduit International, Inc. Confidential 17 Reconstituted Tobacco Innovation Changing The Category Heat-not-Burn (HnB) Traditional RTL and W&B • Traditional reconstituted tobacco leaf (RTL) is a highly engineered recycled material used in cigarette blends - Key benefits: harm reduction, cost, flavor control • Tolling operation with attractive margins • Many cigarette makers have internal capacity/alternative technology • Used in machine-made cigars, wrappers and binders (W&B) • HnB replaces lit cigarettes. A key technology is 100% recon- based heated sticks that release vapor; SWM supplies this material • Positive consumer reaction in Japan and testing in Europe/Asia/Americas; evolving regulatory landscape • SWM’s technical expertise and available capacity offers customers a quick and reliable path to market • Sales ramp-up began with one customer in 2017; ongoing commercial activities with several tobacco companies Paper making process applied with tobacco fibers creates a unique customer solution Tobacco companies’ substantial investments in HnB technology could drastically shift “smoking” landscape; SWM can capitalize Leveraging technical expertise to deliver new reduced risk tobacco products

© 2018 Schweitzer-Mauduit International, Inc. Confidential 18 Overview Engineered Papers (EP) Advanced Materials & Structures (AMS) Financial Overview, Outlook

© 2018 Schweitzer-Mauduit International, Inc. Confidential 19 2017 Segment Performance AMS delivered 4% organic growth with over 200 basis points of margin expansion; EP sales and margins declined as expected $ in Millions 2016 2017 Sales $281 $433 GAAP Operating Profit $9 $49 Adjusted Operating Profit $43 $76 Adjusted Operating Margin 15.2% 17.5% Engineered Papers Sales $559 $549 GAAP Operating Profit $138 $116 Adjusted Operating Profit $142 $121 Adjusted Operating Margin 25.4% 22.1% GAAP Unallocated Expenses $41 $40 Adjusted Unallocted Expenses $41 $40 Adj. % of Consolidated Sales 4.8% 4.1% Advanced Materials & Structures • AMS sales increased 54% due to Conwed acquisition and 4% organic sales growth, adjusted OP up nearly 80% • Conwed acquisition achieved financial targets and early-stage synergy milestones • Double-digit growth in surface protection films for transportation, gains in Medical and Industrial • Positive mix, Conwed’s strong profitability and synergies contributed to margin expansion • Segment optimization underway - footprint rationalization, commercial realignment, system-wide IT integration • EP sales down 2%, adjusted OP margin contracted versus a strong 2016 • Volume was down 3%, price/mix was neutral, currency was positive • Traditional RTL declined as anticipated, but was partially offset by HnB ramp- up • Step-down in LIP royalty rate impacted sales and profits, as expected, due to contract terms…rate will remain intact through 2022 • Lower volumes and price concessions also impacted OP margins 2017 Segment Highlights NOTE: Adjusted measures are non-GAAP and are reconciled to GAAP measures in the appendix of this presentation

# 2017 Consolidated Review, 2018 Outlook

SWM
engineered for tomorrow

**In 2017, AMS growth and synergistic Conwed acquisition offset by RTL decline in EP; in 2018, projected AMS organic growth and EP relative stability**

| $ in Millions | 2016 | 2017 |
|---|---|---|
| Net Sales | $840 | $982 |
| GAAP Operating Profit | $106 | $125 |
| Adjusted Operating Profit | $144 | $157 |
| *Adjusted Operating Margin* | *17.1%* | *16.0%* |
| Adjusted EBITDA | $183 | $201 |
| *Adjusted EBITDA %* | *21.8%* | *20.4%* |
| GAAP EPS | $2.70 | $1.12 |
| Adjusted EPS | $3.26 | $3.18 |
| Operating Cash Flow | $130 | $131 |
| Capex | $31 | $41 |
| Free Cash Flow | $99 | $90 |
| Dividends | $49 | $52 |
| Net Debt / EBITDA | 2.0x | 3.0x |

## 2017 Highlights

- **GAAP EPS of $1.12; Adjusted EPS of $3.18 exceeded guidance of $3.15**
  - 2017 non-GAAP adjustments included $1.29 for impact of U.S. tax reform, $0.21 of restructuring and impairment, and $0.56 of non-cash purchase accounting expenses
- OCF increased slightly to $131 million; FCF of $90 million reflected higher capex for growth projects across the business and 2017 acquisition

## 2018 Outlook

- **Adjusted EPS guidance of $3.30 – $3.45**
  - Equates to GAAP EPS of $2.73 to $2.88; GAAP EPS includes estimated purchase accounting expenses of $0.53, and restructuring and impairment expenses of $0.04
- Sales, Adjusted OP, Adjusted EPS, and FCF all expected to grow
- Balanced AMS organic sales growth and continued synergy execution
- EP segment profitability impacted by smoking attrition; HnB and cost actions as offsets
- Lower tax rate from U.S. legislation changes
- AMS strategic priorities include accelerating organic sales growth, synergy execution and continued segment-wide optimization, expanded Chinese facility, and new international film line
- EP strategic priorities remain to focus on efficiencies, maintain/grow share in LIP, and support customers' HnB innovation growth plans

NOTES: 1) Adjusted measures are non-GAAP and are reconciled to GAAP measures in the appendix of this presentation
2) Credit agreement makes certain adjustments to EBITDA and net debt, including an adjustment to overseas cash balances
3) Year-end 2016 total debt of $440.4 million and cash of $107.4 million; year-end 207 total debt $684.2 million and cash of $106.9 million

© 2018 Schweitzer-Mauduit International, Inc. Confidential

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© 2018 Schweitzer-Mauduit International, Inc. Confidential 21 Multiple organic catalysts across the company to support profitable growth Organic Growth Drivers • Continued AMS margin expansion, path toward 20% Adj. OP margin long-term • $10 million run-rate synergy target, ramping throughout 2018 • Further potential manufacturing optimization Optimize AMS Platform / Conwed Synergies • Capitalize on leadership positions in fast-growing markets/applications…filtration, erosion/sediment control, surface protection • 4% AMS organic sales growth in 2017, positive outlook AMS GDP+ Growth End-Markets • Expanded and upgraded Chinese facility • Leveraging European footprint to add first international surface protection film line • Additional internationalization opportunities AMS Growth Projects • HnB potential to help offset impact of smoking declines • Apply recon technology outside tobacco, advance paper technology in emerging energy storage applications EP Growth Projects

© 2018 Schweitzer-Mauduit International, Inc. Confidential 22 Acquisitions could strengthen positions within existing “sandbox” or potentially expand AMS’ technologies or end-markets M&A Opportunities Growing AMS With Synergistic Acquisitions End-markets / Technologies Filtration Infrastructure & Construction Transportation Industrial Medical Add New End-Markets Nets     Films     Non-Wovens    Tubes   Add New Technology Add new end- markets, but similar assets and technologies (cost synergies) Add new technologies to deeper penetrate existing end-markets (commercial synergies) Conwed acquisition illustrates AMS sandbox framework for value creation • Paid 8x EBITDA, post synergy could be 6x • Similar netting technology to existing assets  $10 million cost synergy goal • Added infrastructure & construction end-markets • Similar filtration and industrial products, strengthened AMS’ competitive positions • Created AMS scale, enabled organizational optimization Attractive consolidation opportunities could arise in tobacco industry

© 2018 Schweitzer-Mauduit International, Inc. Confidential 23 APPENDIX Non-GAAP Reconciliations & Supplemental Data Historical Segment Financials

# Non-GAAP Reconciliations & Supplemental Data

SWM
engineered for tomorrow

Certain financial measures and comments contained in this presentation are "non-GAAP" financial measures, specifically measures which exclude one or more of the following: restructuring and impairment expenses, depreciation and amortization, interest expense, tax provision (benefit), capital spending, capitalized software expenditures, purchase accounting adjustments, and tax valuation and transition tax adjustments. We believe that investors' understanding is enhanced by disclosing these non-GAAP financial measures as a reasonable basis for comparison of our ongoing results of operations.

| **Adjusted Operating Profit from Continuing Operations:** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | FY 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Operating Profit from Continuing Operations | $ 103.0 | $ 31.6 | $ 37.5 | $ 30.8 | $ 6.2 | $ 106.1 | $ 26.6 | $ 39.5 | $ 38.5 | $ 20.1 | $ 124.7 |
| Plus: Restructuring and Impairment Expense | 14.6 | 1.8 | 0.9 | 1.3 | 21.6 | 25.6 | 1.1 | 1.6 | 1.5 | 3.9 | 8.1 |
| Plus: Purchase accounting adjustments | 7.5 | 3.1 | 3.1 | 3.0 | 3.1 | 12.3 | 7.9 | 5.9 | 5.4 | 5.4 | 24.6 |
| **Adjusted Operating Profit from Continuing Operations** | $ 125.1 | $ 36.5 | $ 41.5 | $ 35.1 | $ 30.9 | $ 144.0 | $ 35.6 | $ 47.0 | $ 45.4 | $ 29.4 | $ 157.4 |
| **Adjusted Operating Margin from Continuing Operations** | 16.4% | 17.0% | 19.1% | 16.8% | 15.6% | 17.1% | 15.3% | 18.4% | 17.6% | 12.5% | 16.0% |

| **Adjusted Net Income (Loss) from Continuing Operations:** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | FY 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Net income from continuing operations | $ 90.5 | $ 21.1 | $ 26.0 | $ 18.7 | $ 17.0 | $ 82.8 | $ 13.7 | $ 22.3 | $ 25.7 | $ (27.3) | $ 34.4 |
| Plus: Restructuring and impairment expense | 14.6 | 1.8 | 0.9 | 1.3 | 21.6 | 25.6 | 1.1 | 1.6 | 1.5 | 3.9 | 8.1 |
| Less: Tax impact of restructuring and impairment expense | (2.7) | (0.4) | (0.3) | (0.5) | (9.0) | (10.2) | (0.4) | (0.4) | (0.4) | (0.2) | (1.4) |
| Plus: Purchase accounting adjustments | 7.5 | 3.1 | 3.1 | 3.0 | 3.1 | 12.3 | 7.9 | 5.9 | 5.4 | 5.4 | 24.6 |
| Less: Tax impact of purchase accounting adjustments | (2.8) | (1.2) | (1.2) | (1.0) | (1.1) | (4.5) | (2.5) | (1.9) | (1.5) | (1.9) | (7.8) |
| Plus: Transitional tax adjustment | - | - | - | - | - | - | - | - | - | 48.7 | 48.7 |
| Less: Net deferred tax movements, one-time tax expense & income tax valuation allowance | - | - | (0.4) | 1.3 | (7.4) | (6.5) | - | - | - | (9.1) | (9.1) |
| **Adjusted Net Income from Continuing Operations** | $ 107.1 | $ 24.4 | $ 28.1 | $ 22.8 | $ 24.2 | $ 99.5 | $ 19.8 | $ 27.5 | $ 30.7 | $ 19.5 | $ 97.5 |

| **EBIT, Adjusted EBIT and Adjusted EBITDA from Continuing Operations:** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | FY 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Net income from Continuing Operations | $ 90.5 | $ 21.1 | $ 26.0 | $ 18.7 | $ 17.0 | $ 82.8 | $ 13.7 | $ 22.3 | $ 25.7 | $ (27.3) | $ 34.4 |
| Plus: Interest expense | 9.7 | 4.6 | 4.1 | 3.9 | 4.0 | 16.6 | 5.8 | 6.8 | 7.4 | 6.9 | 26.9 |
| Plus: Tax provision (benefit) | 21.6 | 8.1 | 9.1 | 10.7 | (12.5) | 15.4 | 7.1 | 9.9 | 9.5 | 43.1 | 69.6 |
| **EBIT from Continuing Operations** | 121.8 | 33.8 | 39.2 | 33.3 | 8.5 | 114.8 | 26.6 | 39.0 | 42.6 | 22.7 | 130.9 |
| Plus: Restructuring and impairment expense | 14.6 | 1.8 | 0.9 | 1.3 | 21.6 | 25.6 | 1.1 | 1.6 | 1.5 | 3.9 | 8.1 |
| **Adjusted EBIT from Continuing Operations** | 136.4 | 35.6 | 40.1 | 34.6 | 30.1 | 140.4 | 27.7 | 40.6 | 44.1 | 26.6 | 139.0 |
| Plus: Depreciation & amortization | 41.0 | 10.8 | 11.3 | 11.2 | 9.5 | 42.8 | 16.2 | 14.8 | 15.0 | 15.5 | 61.5 |
| **Adjusted EBITDA from Continuing Operations** | $ 177.4 | $ 46.4 | $ 51.4 | $ 45.8 | $ 39.6 | $ 183.2 | $ 43.9 | $ 55.4 | $ 59.1 | $ 42.1 | $ 200.5 |

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# Non-GAAP Reconciliations & Supplemental Data

Certain financial measures and comments contained in this presentation are "non-GAAP" financial measures, specifically measures which exclude one or more of the following: restructuring and impairment expenses, depreciation and amortization, interest expense, tax provision (benefit), capital spending, capitalized software expenditures, purchase accounting adjustments, and tax valuation and transition tax adjustments. We believe that investors' understanding is enhanced by disclosing these non-GAAP financial measures as a reasonable basis for comparison of our ongoing results of operations.

| **Adjusted Earnings Per Share from Continuing Operations - Diluted** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | FY 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Diluted net income per share from continuing operations | $ 2.96 | $ 0.69 | $ 0.85 | $ 0.61 | $ 0.55 | $ 2.70 | $ 0.45 | $ 0.72 | $ 0.84 | $ (0.89) | $ 1.12 |
| Plus: Purchase accounting adjustments, per share | 0.25 | 0.10 | 0.10 | 0.10 | 0.10 | 0.40 | 0.26 | 0.19 | 0.18 | 0.18 | 0.81 |
| Less: Tax impact of purchase accounting adjustments, per share | (0.09) | (0.04) | (0.03) | (0.04) | (0.04) | (0.15) | (0.08) | (0.07) | (0.04) | (0.06) | (0.25) |
| Plus: Restructuring and impairment expense, per share | 0.48 | 0.06 | 0.03 | 0.04 | 0.71 | 0.84 | 0.04 | 0.05 | 0.04 | 0.13 | 0.26 |
| Less: Tax impact of restructuring and impairment expense, per share | (0.09) | (0.01) | (0.02) | (0.01) | (0.29) | (0.33) | (0.01) | (0.01) | (0.02) | (0.01) | (0.05) |
| Plus: Transitional tax adjustment | - | - | - | - | - | - | - | - | - | 1.59 | 1.59 |
| Less: Net deferred tax movements, one-time tax expense & income tax valuation allowance | - | - | (0.01) | 0.04 | (0.23) | (0.20) | - | - | - | (0.30) | (0.30) |
| **Adjusted Earnings Per Share from Continuing Operations - Diluted** | $ 3.51 | $ 0.80 | $ 0.92 | $ 0.74 | $ 0.80 | $ 3.26 | $ 0.66 | $ 0.88 | $ 1.00 | $ 0.64 | $ 3.18 |

| **Adjusted Diluted Earnings Per Share:** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | FY 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Diluted net income, per share | $ 2.94 | $ 0.69 | $ 0.85 | $ 0.61 | $ 0.55 | $ 2.70 | $ 0.45 | $ 0.72 | $ 0.84 | $ (0.89) | $ 1.12 |
| Plus: Purchase accounting adjustments, per share | 0.25 | 0.10 | 0.10 | 0.10 | 0.10 | 0.40 | 0.26 | 0.19 | 0.18 | 0.18 | 0.81 |
| Less: Tax impact of purchase accounting adjustments, per share | (0.09) | (0.04) | (0.03) | (0.04) | (0.04) | (0.15) | (0.08) | (0.07) | (0.04) | (0.06) | (0.25) |
| Plus: Restructuring and impairment expense, per share - Continuing Operations | 0.48 | 0.06 | 0.03 | 0.04 | 0.71 | 0.84 | 0.04 | 0.05 | 0.04 | 0.13 | 0.26 |
| Less: Tax impact of restructuring and impairment expense, per share - Continuing Operations | (0.09) | (0.01) | (0.02) | (0.01) | (0.29) | (0.33) | (0.01) | (0.01) | (0.02) | (0.01) | (0.05) |
| Plus: Transitional tax adjustment | - | - | - | - | - | - | - | - | - | 1.59 | 1.59 |
| Less: Net deferred tax movements, one-time tax expense & income tax valuation allowance | - | - | (0.01) | 0.04 | (0.23) | (0.20) | - | - | - | (0.30) | (0.30) |
| **Adjusted Earnings Per Share - Diluted** | $ 3.49 | $ 0.80 | $ 0.92 | $ 0.74 | $ 0.80 | $ 3.26 | $ 0.66 | $ 0.88 | $ 1.00 | $ 0.64 | $ 3.18 |

| **Free Cash Flow** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | FY 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Cash provided by Operating Activities by Continuing Operations** | $ 144.6 | $ 17.7 | $ 34.6 | $ 30.8 | $ 46.6 | $ 129.7 | $ 12.9 | $ 31.9 | $ 48.4 | $ 37.7 | $ 130.9 |
| Less: Capital spending | (24.2) | (4.5) | (5.2) | (7.8) | (10.3) | (27.8) | (11.1) | (8.2) | (8.2) | (9.7) | (37.2) |
| Less: Capitalized software expenditure | (0.9) | (0.2) | (0.7) | (0.8) | (1.1) | (2.8) | (0.8) | (0.8) | (1.0) | (0.9) | (3.5) |
| **Free Cash Flow** | $ 119.5 | $ 13.0 | $ 28.7 | $ 22.2 | $ 35.2 | $ 99.1 | $ 1.0 | $ 22.9 | $ 39.2 | $ 27.1 | $ 90.2 |

© 2018 Schweitzer-Mauduit International, Inc. Confidential

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# Segment Financials – Historical

SWM
engineered for tomorrow

In October 2015, SWM consolidated its former Paper and Reconstituted Tobacco segments into one reportable segment, Engineered Papers, conforming to the current organizational structure and strategic management of the business. The Company's other reportable segment remained Advanced Materials & Structures, which is comprised of the operations of DelStar, the December 2014 acquisitions, Argotec and Conwed. The following are the segment results under the new reporting structure:

| **Net Sales** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 |
|---|---|---|---|---|---|---|
| AMS | $ 180.2 | $ 71.0 | $ 72.0 | $ 72.5 | $ 65.1 | $ 280.6 |
| EP | 583.9 | 143.6 | 145.3 | 136.8 | 133.6 | 559.3 |
| **Total Consolidated** | $ 764.1 | $ 214.6 | $ 217.3 | $ 209.3 | $ 198.7 | $ 839.9 |

| Percent Change | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 |
|---|---|---|---|---|---|---|
| AMS | 41.4% | 75.3% | 77.3% | 72.6% | 14.0% | 55.7% |
| EP | -12.4% | -2.6% | 2.8% | -3.9% | -12.5% | -4.2% |
| Total Consolidated | -3.8% | 14.1% | 19.5% | 13.5% | -5.3% | 9.9% |

| **Operating Profit (Loss) from Continuing Operations** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 |
|---|---|---|---|---|---|---|
| AMS | $ 16.7 | $ 5.2 | $ 8.9 | $ 8.7 | $ (13.8) | $ 9.0 |
| EP | 121.5 | 35.5 | 35.9 | 32.0 | 34.6 | 138.0 |
| Unallocated | (35.2) | (9.1) | (7.3) | (9.9) | (14.6) | (40.9) |
| **Total Consolidated** | $ 103.0 | $ 31.6 | $ 37.5 | $ 30.8 | $ 6.2 | $ 106.1 |

| Return on Net Sales | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 |
|---|---|---|---|---|---|---|
| AMS | 9.3% | 7.3% | 12.4% | 12.0% | -21.2% | 3.2% |
| EP | 20.8% | 24.7% | 24.7% | 23.4% | 25.9% | 24.7% |
| Total Consolidated | 13.5% | 14.7% | 17.3% | 14.7% | 3.1% | 12.6% |

| **Restructuring Expenses and Purchase Accounting Adjustments** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 |
|---|---|---|---|---|---|---|
| AMS - Restructuring & Impairment Expense | $ - | $ 0.6 | $ - | $ - | $ 20.7 | $ 21.3 |
| AMS - Purchase Accounting Adjustments | 7.3 | 3.1 | 3.1 | 3.0 | 3.1 | 12.3 |
| EP - Restructuring & Impairment Expense | 14.4 | 0.9 | 0.9 | 1.3 | 0.9 | 4.0 |
| Unallocated | 0.4 | 0.3 | - | - | - | 0.3 |
| **Total Consolidated** | $ 22.1 | $ 4.9 | $ 4.0 | $ 4.3 | $ 24.7 | $ 37.9 |

| **Adjusted Operating Profit (Loss) from Continuing Operations*** | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 |
|---|---|---|---|---|---|---|
| AMS | $ 24.0 | $ 8.9 | $ 12.0 | $ 11.7 | $ 10.0 | $ 42.6 |
| EP | 135.9 | 36.4 | 36.8 | 33.3 | 35.5 | 142.0 |
| Unallocated | (34.8) | (8.8) | (7.3) | (9.9) | (14.6) | (40.6) |
| **Total Consolidated** | $ 125.1 | $ 36.5 | $ 41.5 | $ 35.1 | $ 30.9 | $ 144.0 |

| Return on Net Sales | FY 2015 | Q1 2016 | Q2 2016 | Q3 2016 | Q4 2016 | FY 2016 |
|---|---|---|---|---|---|---|
| AMS | 13.3% | 12.5% | 16.7% | 16.1% | 15.4% | 15.2% |
| EP | 23.3% | 25.3% | 25.3% | 24.3% | 26.6% | 25.4% |
| Total Consolidated | 16.4% | 17.0% | 19.1% | 16.8% | 15.6% | 17.1% |

* Adjusted Operating Profit (Loss) from Continuing Operations, a non-GAAP financial measure, is calculated by adding Restructuring and Impairment Expenses, and Purchase Accounting Adjustments to Operating Profit from Continuing Operations.

© 2018 Schweitzer-Mauduit International, Inc. Confidential

26

# Segment Financials – Historical

SWM engineered for tomorrow

In October 2015, SWM consolidated its former Paper and Reconstituted Tobacco segments into one reportable segment, Engineered Papers, conforming to the current organizational structure and strategic management of the business. The Company's other reportable segment remained Advanced Materials & Structures, which is comprised of the operations of DelStar, the December 2014 acquisitions, Argotec and Conwed. The following are the segment results under the new reporting structure:

| Net Sales | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | YTD 2017 | Percent Change Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | YTD 2017 |
|---|---|---|---|---|---|---|---|---|---|---|
| AMS | $ 100.0 | $ 117.8 | $ 116.2 | $ 99.2 | $ 433.2 | 40.8% | 63.6% | 60.3% | 52.4% | 54.4% |
| EP | 133.3 | 137.5 | 141.6 | 136.5 | 548.9 | -7.2% | -5.4% | 3.5% | 2.2% | -1.9% |
| **Total Consolidated** | $ 233.3 | $ 255.3 | $ 257.8 | $ 235.7 | $ 982.1 | 8.7% | 17.5% | 23.2% | 18.6% | 16.9% |

| Operating Profit (Loss) from Continuing Operations | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | YTD 2017 | Return on Net Sales Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | YTD 2017 |
|---|---|---|---|---|---|---|---|---|---|---|
| AMS | $ 8.9 | $ 16.6 | $ 15.4 | $ 7.6 | $ 48.5 | 8.9% | 14.1% | 13.3% | 7.7% | 11.2% |
| EP | 26.9 | 30.8 | 32.3 | 26.1 | 116.1 | 20.2% | 22.4% | 22.8% | 19.1% | 21.2% |
| Unallocated | (9.2) | (7.9) | (9.2) | (13.6) | (39.9) | | | | | |
| **Total Consolidated** | $ 26.6 | $ 39.5 | $ 38.5 | $ 20.1 | $ 124.7 | 11.4% | 15.5% | 14.9% | 8.5% | 12.7% |

| Restructuring Expenses and Purchase Accounting Adjustments | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | YTD 2017 |
|---|---|---|---|---|---|
| AMS - Restructuring & Impairment Expense | $ 0.4 | $ 0.8 | $ 1.2 | $ 0.3 | $ 2.7 |
| AMS - Purchase Accounting Adjustments | 7.9 | 5.9 | 5.4 | 5.4 | 24.6 |
| EP - Restructuring & Impairment Expense | 0.5 | 0.8 | 0.4 | 3.6 | 5.3 |
| Unallocated | 0.2 | - | (0.1) | - | 0.1 |
| **Total Consolidated** | $ 9.0 | $ 7.5 | $ 6.9 | $ 9.3 | $ 32.7 |

| Adjusted Operating Profit (Loss) from Continuing Operations* | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | YTD 2017 | Return on Net Sales Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | YTD 2017 |
|---|---|---|---|---|---|---|---|---|---|---|
| AMS | $ 17.2 | $ 23.3 | $ 22.0 | $ 13.3 | $ 75.8 | 17.2% | 19.8% | 18.9% | 13.4% | 17.5% |
| EP | 27.4 | 31.6 | 32.7 | 29.7 | 121.4 | 20.6% | 23.0% | 23.1% | 21.8% | 22.1% |
| Unallocated | (9.0) | (7.9) | (9.3) | (13.6) | (39.8) | | | | | |
| **Total Consolidated** | $ 35.6 | $ 47.0 | $ 45.4 | $ 29.4 | $ 157.4 | 15.3% | 18.4% | 17.6% | 12.5% | 16.0% |

* Adjusted Operating Profit (Loss) from Continuing Operations, a non-GAAP financial measure, is calculated by adding Restructuring and Impairment Expenses, and Purchase Accounting Adjustments to Operating Profit from Continuing Operations.

© 2018 Schweitzer-Mauduit International, Inc. Confidential

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